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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) or
                          The Securities Act of 1934


Date of Report (date of earliest event reported)         January 20, 1998
                                                --------------------------------

                         TLII LIQUIDATING CORPORATION
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            (Exact name of registrant as specified in its charter)


   Delaware                          0-15167                     36-2747735
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 Incorporation)

                      361 Park Avenue, Glencoe, IL  60022
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                   (Address of principal executive offices)


Registrant's telephone number, including area code         847-835-5350
                                                  ------------------------------


   TRANS LEASING INTERNATIONAL, INC., 3000 Dundee Road, Northbrook, IL 60062
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         (Former name or former address, if changed since last report)
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     Item 5.  Other Events.

          The Registrant has announced that it will pay a final liquidating dividend to holders of its common stock as of February 3, 1998. See the press release attached hereto as an exhibit.

     Item 7.  Financial Statements and Exhibits.

              (c) Exhibits. Press release dated January 20, 1998 regarding liquidating distribution.

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                      TLII LIQUIDATING CORPORATION


                                      By
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January 22, 1998                              Michael Heyman
                                              President